SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC  20549

                                  ____________

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date  of  report  (Date  of  earliest  event  reported)   September  5,  2002
                                                        ---------------------
                        SELECT MEDIA COMMUNICATIONS, INC.
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                Exact Name of Registrant as Specified in Charter)

       New  York                    000-24706               13-3415331
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State  or  Other Jurisdiction    (Commission              (IRS  Employer
of  Incorporation)                File  Number)         Identification  No.)

575  Madison  Avenue,  Suite  1006,  New  York,  NY                        10022
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(Address  of  Principal  Executive  Offices)                         (Zip  Code)

Registrant's  telephone  number,  including  area  code  (212)  605-0548
                                                         -----------------------

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(Former  Name  or  Former  Address,  if  Changed  Since  Last  Report)

Item  5.  Other  Events.


     Effective the start of business, 9 AM Eastern Daylight Savings Time, Monday, September 9, 2002, James F. Mongiardo is resigning as Chairman and member of the Board of Directors, Chief Executive Officer and Interim Chief Financial Officer. In addition, he will no longer be an employee of the Company.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Select  Media  Communications,  Inc.
                                   ---------------------------------------------
                                                (Registrant)

Date  September  5,  2002          By:/s/  James  F.  Mongiardo
      -------------------          -------------------------------------
                                   James  F.  Mongiardo
                                   Chief  Executive  Officer